Exhibit 99.1

Contact:

investorrelations@smith-wesson.com

(413) 747-3448

Smith & Wesson Brands, Inc. Reports

First Quarter Fiscal 2022 Financial Results

-	Record Gross Margin of 47.3%
-	Record Q1 Net Sales of $274.6M
-	Two-Year Compounded Sales Growth of Nearly 170%
-	EPS of $1.57/Share and EBITDAS of 39.9%

SPRINGFIELD, Mass., September 1, 2021 – Smith & Wesson Brands, Inc. (NASDAQ Global Select: SWBI), a U.S.-based leader in firearm manufacturing and design, today announced financial results for the first quarter of fiscal 2022, ended July 31, 2021. Unless otherwise indicated, any reference to income statement items refers to results from continuing operations.

First Quarter Fiscal 2022 Financial Highlights

•	Net sales were $274.6 million, an increase of $44.7 million, or 19.5%, over the comparable quarter last year.

•	Gross margin was 47.3%, compared with gross margin of 40.2% for the comparable quarter last year.

•	Quarterly GAAP net income was $76.9 million, or $1.57 per diluted share, compared with $43.3 million, or $0.77 per diluted share, for the comparable quarter last year.

•

Quarterly non-GAAP net income was $77.1 million, or $1.57 per diluted share, compared with $46.8 million, or $0.83 per diluted share, for the comparable quarter last year. GAAP to non-GAAP adjustments for income exclude costs related to the spin-off of the outdoor products and accessories business, COVID-19 related expenses, and other costs. For a detailed reconciliation, see the schedules that follow in this release.

•	Quarterly non-GAAP Adjusted EBITDAS was $109.6 million, or 39.9% of net sales, compared with $72.5 million, or 31.5% of net sales, for the comparable quarter last year.

Mark Smith, President and Chief Executive Officer, commented, “Our flexible manufacturing model and strong consumer preference for our products at the retail counter combined to deliver the highest first quarter net revenue in the company’s history, marking the fifth consecutive quarter of top line records. Even more remarkable, our team has been able to deliver nearly 170% two-year compounded growth, significantly outpacing the competition, while simultaneously lowering operating costs over this same timeframe. This is a direct result of significant strides the team has made in executing our strategy to streamline business operations and increase flexibility, and has driven an incredible EBITDAS margin of nearly 40% in the quarter. But more importantly, we believe we are well positioned for the ever-changing market conditions in our industry, to maintain our leadership position in the industry, and continue delivering impressive profitability in any environment.”

Smith continued, “We are also thrilled to introduce our new M&P12 shotgun, which marks our entry into a brand-new category for the iconic Smith & Wesson brand, and presents a significant opportunity to continue capitalizing on the momentum we’ve built over the past year with the consumer. Within the first 24 hours of the announcement, we had tallied over 3 million consumer impressions and 300,000 engagements on social media, already making this one of our most widely viewed and most successful launches to date. We are excited to continue innovating in this category and look forward to its growth potential.”

Deana McPherson, Executive Vice President and Chief Financial Officer, commented, “Our first quarter results continue to demonstrate our ability to react to the changing needs of the market, delivering a 19.5% increase over last year’s results and securing a two-year compounded growth rate of nearly 170%. This increase in sales, combined with strong expense containment, resulted in a record gross margin of 47.3% for the quarter while also generating $109.1 million in cash. We believe our ability to grow our top line without adding significant fixed costs, while also leveraging synergies from the spin-off, have been key contributors to our profitability and position us well for the adjusting market. As we begin to replenish inventory in the channel and in our warehouse, we believe the flexibility of our operations and the strength of our balance sheet, combined with the hard work and ingenuity of our R&D and marketing teams will enable us to continue to invest in our business and capture market share, while returning capital to our stockholders. Our Board of Directors has again authorized our $0.08 per share quarterly dividend, which will be paid to stockholders of record on September 14th with payment to be made on September 28th.”

Conference Call and Webcast

The company will host a conference call and webcast on September 1, 2021, to discuss its first quarter fiscal 2022 financial and operational results. Speakers on the conference call will include Mark Smith, President and Chief Executive Officer, and Deana McPherson, Executive Vice President and Chief Financial Officer. The conference call may include forward-looking statements. The conference call and webcast will begin at 5:00 p.m. Eastern Time (2:00 p.m. Pacific Time). Those interested in listening to the conference call via telephone may call directly at (844) 309-6568 and reference conference identification number 2176794. No RSVP is necessary. The conference call audio webcast can also be accessed live on the company’s website at www.smith-wesson.com, under the Investor Relations section.

Reconciliation of U.S. GAAP to Non-GAAP Financial Measures

In this press release, certain non-GAAP financial measures, including “non-GAAP net income,” “Adjusted EBITDAS,” and “free cash flow” are presented. From time-to-time, we consider and use these supplemental measures of operating performance in order to provide the reader with an improved understanding of underlying performance trends. We believe it is useful for us and the reader to review, as applicable, both (1) GAAP measures that include (i) interest expense, (ii) income tax expense, (iii) depreciation and amortization, (iv) stock-based compensation expense, (v) COVID-19 expenses, (vi) transition costs, (vii) amortization of acquired intangible assets, (viii) spin related stock compensation, and (ix) the tax effect of non-GAAP adjustments; and (2) the non-GAAP measures that exclude such information. We present these non-GAAP measures because we consider them an important supplemental measure of our performance. Our definition of these adjusted financial measures may differ from similarly named measures used by others. We believe these measures facilitate operating performance comparisons from period to period by eliminating potential differences caused by the existence and timing of certain expense items that would not otherwise be apparent on a GAAP basis. These non-GAAP measures have limitations as an analytical tool and should not be considered in isolation or as a substitute for our GAAP measures. The principal limitations of these measures are that they do not reflect our actual expenses and may thus have the effect of inflating its financial measures on a GAAP basis.

About Smith & Wesson Brands, Inc.

Smith & Wesson Brands, Inc. (NASDAQ Global Select: SWBI) is a U.S.-based leader in firearm manufacturing and design, delivering a broad portfolio of quality handgun, long gun, and suppressor products to the global consumer and professional markets under the iconic Smith & Wesson®, M&P®, and Gemtech® brands. The company also provides manufacturing services including forging, machining, and precision plastic injection molding services. For more information call (800) 331-0852 or visit www.smith-wesson.com.

Safe Harbor Statement

Certain statements contained in this press release may be deemed to be forward-looking statements under federal securities laws, and we intend that such forward-looking statements be subject to the safe-harbor created thereby. Such forward-looking statements include, among others, our belief that consumers have a strong preference for our products at the retail counter; our belief that we are well positioned for the ever-changing market conditions in our industry, to maintain our leadership position in the industry, and continue delivering impressive profitability in any environment; our significant opportunity to continue capitalizing on the momentum we’ve built over the past year with the consumer; our excitement to continue innovating in a new category and its growth potential; our belief that our ability to grow our top line without adding significant fixed costs, while also leveraging synergies from the spin-off, positions us well for the adjusting market; and our belief that as we begin to replenish inventory in the channel and in our warehouse, the flexibility of our operations and the strength of our balance sheet, combined with the hard work and ingenuity of our R&D and marketing teams will enable us to continue to invest in our business and capture market share, while returning capital to our stockholders. We caution that these statements are qualified by important risks, uncertainties, and other factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include, among others, economic, social, political, legislative, and regulatory factors; the potential for increased regulation of firearms and firearm-related products; actions of social activists that could have an adverse effect on our business; the impact of lawsuits; the demand for our products; the state of the U.S. economy in general and the firearm industry in particular; general economic conditions and consumer spending patterns; our competitive environment; the supply, availability, and costs of raw materials and components; our anticipated growth and growth opportunities; our strategies; our ability to maintain and enhance brand recognition and reputation; our ability to introduce new products; the success of new products; the potential for cancellation of orders from our backlog; and other risks detailed from time to time in our reports filed with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended April 30, 2021.

SMITH & WESSON BRANDS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

	As of:
	July 31, 2021	April 30, 2021
	(In thousands, except par value and share data)
ASSETS
Current assets:
Cash and cash equivalents	$171,413	$113,017
Accounts receivable, net of allowances for credit losses of $52 on July 31, 2021 and $107 on April 30, 2021	41,198	67,442
Inventories	97,140	78,477
Prepaid expenses and other current assets	8,504	8,408
Income tax receivable	—	909

Total current assets	318,255	268,253

Property, plant, and equipment, net	139,626	141,612
Intangibles, net	4,360	4,417
Goodwill	19,024	19,024
Other assets	11,405	13,082

	492,670	446,388

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$54,583	$57,337
Accrued expenses and deferred revenue	33,554	33,136
Accrued payroll and incentives	8,267	17,381
Accrued income taxes	22,236	1,157
Accrued profit sharing	18,279	14,445
Accrued warranty	1,902	2,199

Total current liabilities	138,821	125,655
Deferred income taxes	904	904
Finance lease payable, net of current portion	38,509	38,786
Other non-current liabilities	14,377	14,659

Total liabilities	192,611	180,004

Commitments and contingencies
Stockholders’ equity:
Preferred stock, $.001 par value, 20,000,000 shares authorized, no shares issued or outstanding	—	—
Common stock, $.001 par value, 100,000,000 shares authorized, 74,298,308 issued and 48,046,090 shares outstanding on July 31, 2021 and 74,222,127 shares issued and 49,937,329 shares outstanding on April 30, 2021	74	74
Additional paid-in capital	274,068	273,431
Retained earnings	398,219	325,181
Accumulated other comprehensive income	73	73
Treasury stock, at cost (26,252,218 shares on July 31, 2021 and 24,284,798 on April 30, 2021)	(372,375)	(332,375)

Total stockholders’ equity	300,059	266,384

	$492,670	$446,388

SMITH & WESSON BRANDS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

	For the Three Months Ended July 31,
	2021	2020
	(In thousands, except per share data)
Net sales	$274,609	$229,885
Cost of sales	144,667	137,461

Gross profit	129,942	92,424

Operating expenses:
Research and development	1,808	1,906
Selling, marketing, and distribution	10,634	9,995
General and administrative	17,614	21,780

Total operating expenses	30,056	33,681

Operating income from continuing operations	99,886	58,743

Other income/(expense), net:
Other income/(expense), net	660	67
Interest expense, net	(544)	(1,316)

Total other income/(expense), net	116	(1,249)

Income from operations before income taxes	100,002	57,494
Income tax expense	23,120	14,193

Income from continuing operations	$76,882	$43,301
Discontinued operations:
Income from discontinued operations, net of tax	—	5,084

Net income	$76,882	$48,385

Net income per share:
Basic - continuing operations	$1.59	$0.78

Basic - net income	$1.59	$0.87

Diluted - continuing operations	$1.57	$0.77

Diluted - net income	$1.57	$0.86

Weighted average number of common shares outstanding:
Basic	48,394	55,494
Diluted	49,050	56,277

SMITH & WESSON BRANDS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

	For the Three Months Ended
	July 31, 2021	July 31, 2020
	(In thousands)
Cash flows from operating activities:
Income from continuing operations	$76,882	$43,301
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	7,466	8,244
Loss on sale/disposition of assets	57	3
Provision for losses on notes and accounts receivable	(56)	38
Stock-based compensation expense	1,452	884
Changes in operating assets and liabilities:
Accounts receivable	26,300	1,851
Inventories	(18,663)	23,767
Prepaid expenses and other current assets	(96)	(973)
Income taxes	21,988	14,340
Accounts payable	(2,443)	7,769
Accrued payroll and incentives	(9,114)	(1,664)
Accrued profit sharing	3,834	3,405
Accrued expenses and deferred revenue	405	(18,638)
Accrued warranty	(297)	(175)
Other assets	1,677	796
Other non-current liabilities	(305)	(1,225)

Cash provided by operating activities - continuing operations	109,087	81,723
Cash provided by operating activities - discontinued operations	—	2,507

Net cash provided by operating activities	109,087	84,230

Cash flows from investing activities:
Payments to acquire patents and software	(69)	(187)
Proceeds from sale of property and equipment	70	—
Payments to acquire property and equipment	(5,769)	(6,465)

Cash used by investing activities - continuing operations	(5,768)	(6,652)
Cash used by investing activities - discontinued operations	—	(995)

Net cash used in investing activities	(5,768)	(7,647)

Cash flows from financing activities:
Payments on finance lease obligation	(264)	(238)
Payments on notes and loans payable	—	(135,000)
Payments to acquire treasury stock	(40,000)	—
Dividend distribution	(3,844)	—

Proceeds from exercise of options to acquire common stock	—	268
Payment of employee withholding tax related to restricted stock units	(815)	(997)

Cash used in by financial activities - continuing operations	(44,923)	(135,967)

Net cash used inprovided by financing activities	(44,923)	(135,967)

Net increase/(decrease) in cash and cash equivalents	58,396	(59,384)
Cash and cash equivalents, beginning of period	113,017	125,011

Cash and cash equivalents, end of period	$171,413	$65,627

Supplemental disclosure of cash flow information
Cash paid for:
Interest	$538	$1,556
Income taxes	$1,131	$1,689

SMITH & WESSON BRANDS, INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES

(Dollars in thousands, except per share data)

(Unaudited)

	For the Three Months Ended
	July 31, 2021		July 31, 2020
	$	% of Sales	$	% of Sales
GAAP gross profit	$129,942	47.3%	$92,424	40.2%
COVID-19	28	0.0%	909	0.0%

Non-GAAP gross profit	$129,970	47.3%	$93,333	40.6%

GAAP operating expenses	$30,056	10.9%	$33,681	14.7%
Amortization of acquired intangible assets	(72)	0.0%	(83)	0.0%
Transition costs	—	—	(3,595)	-1.6%
COVID-19	(48)	0.0%	(43)	0.0%
Spin related stock-based compensation	(72)	0.0%	—	—

Non-GAAP operating expenses	$29,864	10.9%	$29,960	13.0%

GAAP operating income	$99,886	36.4%	$58,743	25.6%
Amortization of acquired intangible assets	72	0.0%	83	0.0%
Transition costs	—	—	3,595	1.6%
COVID-19	76	0.0%	952	0.4%
Spin related stock-based compensation	72	0.0%	—	—

Non-GAAP operating income	$100,106	36.5%	$63,373	27.6%

GAAP income from continuing operations	$76,882	28.0%	$43,301	18.8%
Amortization of acquired intangible assets	72	0.0%	83	0.0%
Transition costs	—	—	3,595	1.6%
COVID-19	76	0.0%	952	0.4%
Spin related stock-based compensation	72	0.0%	—	—
Tax effect of non-GAAP adjustments	(51)	0.0%	(1,144)	-0.5%

Non-GAAP income from continuing operations	$77,051	28.1%	$46,787	20.4%

GAAP income from continuing operations per share - diluted	$1.57		$0.77
Amortization of acquired intangible assets	—		—
Transition costs	—		0.06
COVID-19	—		0.02
Spin related stock-based compensation	—		—
Tax effect of non-GAAP adjustments	—		(0.02)

Non-GAAP income from continuing operations per share - diluted	$1.57		$0.83

SMITH & WESSON BRANDS, INC. AND SUBSIDIARIES

RECONCILIATION OF OPERATING CASH FLOW FROM CONTINUING OPERATIONS TO FREE CASH FLOW

(In thousands)

(Unaudited)

	For the Three Months Ended
	July 31, 2021	July 31, 2020
Net cash provided in operating activities	$109,087	$81,723
Net cash used in investing activities	(5,768)	(6,652)

Free cash flow	$103,319	$75,071

SMITH & WESSON BRANDS, INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP INCOME FROM CONTINUING OPERATIONS TO NON-GAAP ADJUSTED EBITDAS

(in thousands)

(Unaudited)

	For the Three Months Ended
	July 31, 2021	July 31, 2020
GAAP income from continuing operations	$76,882	$43,301
Interest expense	584	1,357
Income tax expense	23,120	14,193
Depreciation and amortization	7,443	8,244
Stock-based compensation expense	1,452	884
COVID-19	76	952
Transition costs	—	3,595

Non-GAAP Adjusted EBITDAS	$109,557	$72,526